Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact: Timothy A. Bonang, Vice President, Investor Relations
Elisabeth A. Heiss, Manager, Investor Relations
(617) 796-8245
www.fivestarseniorliving.com

Five Star Quality Care, Inc. Reports Fourth Quarter 2010 Results

Newton, MA (February 22, 2011).  Five Star Quality Care, Inc. (NYSE: FVE) today announced its financial results for the quarter and year ended December 31, 2010.

Fourth Quarter 2010 Financial Highlights:

•                  Total revenues for the fourth quarter of 2010 increased 5.4% to $315.7 million from $299.5 million for the same period the previous year.

•                  Income from continuing operations for the fourth quarter of 2010 was $6.4 million compared to $877,000 for the same period the previous year.

•                  Income per share from continuing operations for the fourth quarter of 2010 was $0.18 and $0.17 per share, basic and diluted, respectively, compared to $0.02 per basic and diluted share for the same period the previous year.

•                  Income from continuing operations for the fourth quarter of 2010 included certain items that, in the aggregate, resulted in a positive impact of $1.0 million, or $0.03 per basic and diluted share, to our earnings.  These items were a $108,000 gain on early extinguishment of debt and a $933,000 gain on sale of available for sale securities. Income from continuing operations for the fourth quarter of 2009 included several similar items that, in the aggregate, resulted in a positive impact of $412,000, or $0.01 per basic and diluted share, to our earnings.  These items were a $317,000 gain on early extinguishment of debt, a $73,000 unrealized gain on our UBS put right related to auction rate securities and a $22,000 unrealized gain on our holdings of auction rate securities.

•                  Earnings before interest, taxes, depreciation and amortization, or EBITDA, for the fourth quarter of 2010 was $11.7 million compared to $5.3 million for the same period the previous year.  As discussed above: EBITDA for the fourth quarter of 2010 included items that, in aggregate, resulted in a positive impact of $1.0 million; and EBITDA for the fourth quarter of 2009 included items that, in aggregate, resulted in a positive impact of $412,000.  EBITDA excluding these items was $10.7 million in the fourth quarter 2010 compared with $4.9 million for the same period the previous year.  A reconciliation of income from continuing operations determined in accordance with U.S. generally accepted accounting principles, or GAAP, to EBITDA and EBITDA excluding certain items for the quarters ended December 31, 2010 and 2009 appears later in this press release.

Fourth Quarter 2010 Operating Highlights (Senior Living Communities):

•                  Senior living occupancy for the fourth quarter of 2010 was 85.9% compared to 86.2% for the same period the previous year.

•                  Senior living average daily rate for the fourth quarter of 2010 increased by 4.0% to $150.11 from $144.29 in the same period the previous year.

•                  The percentage of senior living revenue derived from private sources other than Medicare and Medicaid for the fourth quarter of 2010 decreased to 70.1% from 71.1% for the same period the previous year.

•                  For those senior living communities that we have operated continuously since October 1, 2009 (comparable communities), occupancy for the fourth quarter of 2010 was 85.8% compared to 86.2% for the same period the previous year and 86.0% for the third quarter of 2010.

•                  The average daily rate at comparable communities for the fourth quarter of 2010 increased by 4.6% to $151.02 from $144.42 in the same period the previous year.

Fiscal Year Financial Highlights:

•                  Total revenue for the year ended December 31, 2010 increased 5.9% to $1.24 billion from $1.17 billion for the same period the previous year.

•                  Income from continuing operations for the year ended December 31, 2010 was $24.8 million compared to $39.7 million for the same period the previous year.

•                  Income per share from continuing operations for the year ended December 31, 2010 was $0.69 and $0.67 per share, basic and diluted, respectively, compared to $1.18 and $1.08 per share, basic and diluted, respectively, for the same period the previous year.

•                  Income from continuing operations for the year ended December 31, 2010 included certain items that, in aggregate, resulted in a positive impact of $1.7 million, or $0.05 and $0.04 per share, basic and diluted, respectively, to our earnings.  These items were a $592,000 gain on early extinguishment of debt, a $4.9 million gain on our holdings of auction rate securities and a $933,000 gain on sale of available for sale securities, offset by a $4.7 million loss on our UBS put right related to our auction rate securities.  Income from continuing operations for the year ended December 31, 2009 included several similar items that, in aggregate, resulted in a positive impact of $33.2 million, or $0.99 and $0.86 per share, basic and diluted, respectively, to our earnings.  These items were a $34.6 million gain on early extinguishment of debt, a $3.5 million unrealized gain on our holdings of auction rate securities and a $795,000 gain on sale of available for sale securities, offset by a $2.9 million loss due to the impairment of our investments in certain marketable securities and a $2.8 million unrealized loss on our UBS put right related to auction rate securities.

•                  EBITDA for the year ended December 31, 2010 was $44.2 million compared to $59.6 million for the same period the previous year.  As discussed above: EBITDA for 2010 included items that, in aggregate, resulted in a positive impact of $1.7 million; and EBITDA for 2009 included items that, in aggregate, resulted in a positive impact of $33.2 million.  EBITDA excluding these items was $42.6 million for 2010 compared with $26.4 million for the same period the previous year.  A reconciliation of income from continuing operations determined in accordance with GAAP to EBITDA and EBITDA excluding certain items for the year ended December 31, 2010 and 2009 appears later in this press release.

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Conference Call:

On February 22, 2011 at 5:00 p.m. Eastern Time, Bruce J. Mackey Jr., President and Chief Executive Officer, and Paul V. Hoagland, Chief Financial Officer, will host a conference call to discuss the fourth quarter and year end financial results.  Following the Company’s remarks, there will be a question and answer period.

The conference call telephone number is (800) 230-1059.  Participants calling from outside the United States and Canada should dial (612) 234-9959. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call.  A replay of the conference call will be available through 11:59 p.m. Eastern Daylight Time Tuesday, March 1, 2011. To hear the replay, dial (800) 475-6701, or (320) 365-3844 from outside the United States and Canada. The replay pass code is 179293.

A live audio webcast of the conference call will also be available in a listen only mode on the Company’s website at www.fivestarseniorliving.com.  Participants wanting to access the webcast should visit the Company’s website about five minutes before the call.  The archived webcast will be available for replay on the Company’s website for about one week after the call.

About Five Star Quality Care, Inc.:

Five Star Quality Care, Inc. is a senior living and healthcare services company.  Five Star owns or leases and operates 212 senior living communities with 22,562 living units located in 30 states.  These communities include independent living, assisted living and skilled nursing communities.  Five Star also operates five institutional pharmacies and two rehabilitation hospitals.  Five Star is headquartered in Newton, Massachusetts.

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Supplemental Information

FIVE STAR QUALITY CARE, INC.

CONSOLIDATED STATEMENT OF INCOME

 (in thousands, except per share data)

(unaudited)

	Three months ended December 31,		Year ended December 31,
	2010	2009	2010	2009
Revenues:
Senior living revenue	$270,039	$254,986	$1,061,402	$996,787
Rehabilitation hospital revenue	26,124	25,452	100,041	100,460
Institutional pharmacy revenue	19,515	19,029	79,285	74,447

Total revenues	315,678	299,467	1,240,728	1,171,694

Operating expenses:
Senior living wages and benefits	136,192	131,044	532,118	507,622
Other senior living operating expenses	63,493	62,554	252,432	242,789
Rehabilitation hospital expenses	23,994	22,946	92,190	90,957
Institutional pharmacy expenses	19,329	18,989	77,552	73,946
Rent expense	47,487	45,381	188,380	177,258
General and administrative	14,511	13,676	55,486	52,590
Depreciation and amortization	4,346	3,912	16,802	16,296

Total operating expenses	309,352	298,502	1,214,960	1,161,458

Operating income	6,326	965	25,768	10,236

Interest, dividend and other income	197	599	1,820	2,993
Interest and other expense	(657)	(975)	(3,045)	(4,365)
Gain on investments in trading securities	—	22	4,856	3,495
Gain (loss) on UBS put right related to auction rate securities	—	73	(4,714)	(2,759)
Equity in income (losses) of Affiliates Insurance Company	16	(2)	(1)	(134)
Gain on early extinguishment of debt	108	317	592	34,579
Gain on sale of available for sale securities	933	—	933	795
Impairment of investments in available for sale securities	—	—	—	(2,947)

Income from continuing operations before income taxes	6,923	999	26,209	41,893
Provision for income taxes	(518)	(122)	(1,448)	(2,196)
Income from continuing operations	6,405	877	24,761	39,697
Loss from discontinued operations	(309)	(605)	(1,269)	(1,367)

Net income	$6,096	$272	$23,492	$38,330

Weighted average shares outstanding — basic	35,849	35,542	35,736	33,558

Weighted average shares outstanding - diluted	38,924	35,542	39,207	38,775

Basic income per share from:
Continuing operations	$0.18	$0.02	$0.69	$1.18
Discontinued operations	(0.01)	(0.01)	(0.03)	(0.04)
Net income per share — basic	$0.17	$0.01	$0.66	$1.14

Diluted income per share from:
Continuing operations	$0.17	$0.02	$0.67	$1.08
Discontinued operations	(0.01)	(0.01)	(0.03)	(0.03)
Net income per share - diluted	$0.16	$0.01	$0.64	$1.05

FIVE STAR QUALITY CARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEET DATA

(in thousands, except share data)

(unaudited)

	December 31, 2010	December 31, 2009
Assets
Current assets:
Cash and cash equivalents	$20,770	$5,017
Accounts receivable, net of allowance	64,806	61,418
Investments in trading securities	—	65,961
Investments in available for sale securities	13,854	11,893
Restricted cash	6,594	7,597
UBS put right related to auction rate securities	—	8,322
Prepaid expenses and other current assets	17,373	20,162
Total current assets	123,397	180,370

Property and equipment, net	213,791	192,742
Restricted cash	14,535	9,383
Restricted investments in available for sale securities	3,259	5,287
Goodwill, equity investment and other long term assets	24,812	25,318
Total assets	$379,794	$413,100

Liabilities and Shareholders’ Equity
Current liabilities	$130,222	$178,204
Mortgage notes payable	7,689	12,284
Convertible senior notes	37,905	49,707
Other long term liabilities	39,211	33,590
Shareholders’ equity - 36,019,864 and 35,668,814 shares issued and outstanding at December 31, 2010 and 2009, respectively	164,767	139,315
Total liabilities and shareholders’ equity	$379,794	$413,100

 FIVE STAR QUALITY CARE, INC.

 SENIOR LIVING COMMUNITY OPERATING DATA(1)

 (dollars in thousands, except average daily rate)

	Three months ended		Year ended
	December 31,		December 31,
	2010	2009	2010	2009

Number of communities (end of period)	212	211	212	211
Number of living units (end of period)	22,562	22,452	22,562	22,452
Number of living units % growth	0.5%	—	0.5%	—

Occupancy	85.9%	86.2%	86.1%	86.4%
Average daily rate (ADR)	$150.11	$144.29	$148.84	$144.74
ADR % growth	4.0%	—	2.8%	—

Percent breakdown of net senior living revenues:
Medicaid	14.6%	15.4%	14.7%	15.1%
Medicare	15.3%	13.5%	14.4%	14.2%
Private and other sources	70.1%	71.1%	70.9%	70.7%
Total	100.0%	100.0%	100.0%	100.0%

Senior living revenues	$270,039	$254,986	$1,061,402	$996,787
Senior living revenues % growth	5.9%	—	6.5%	—

Senior living wages and benefits	$136,192	$131,044	$532,118	$507,622
Senior living wages and benefits as a % of senior living revenues	50.4%	51.4%	50.1%	50.9%
Other senior living operating expenses	$63,493	$62,554	$252,432	$242,789
Other senior living operating expenses as a % of senior living revenues	23.5%	24.5%	23.8%	24.4%
Community expenses(2) % growth	3.1%	—	4.5%	—

(1)    Excludes data for institutional pharmacy, rehabilitation hospital operations and discontinued senior living operations.

(2)             Community expenses consist of senior living wages and benefits and other senior living operating expenses as shown on our consolidated statement of income.

FIVE STAR QUALITY CARE, INC.

COMPARABLE SENIOR LIVING COMMUNITY OPERATING DATA(1)

(dollars in thousands, except average daily rate)

	Three months ended		Year ended
	December 31,(2)		December 31,(3)
	2010	2009	2010	2009

Number of communities (end of period)	201	201	200	200
Number of living units (end of period)	21,763	21,763	21,504	21,504

Occupancy	85.8%	86.2%	86.0%	86.4%
Average daily rate (ADR)	$151.02	$144.42	$149.15	$144.70
ADR % growth	4.6%	—	3.1%	—

Percent breakdown of net senior living revenues:
Medicaid	15.0%	15.5%	15.0%	15.1%
Medicare	15.8%	13.8%	14.8%	14.3%
Private and other sources	69.2%	70.7%	70.2%	70.6%
Total	100.0%	100.0%	100.0%	100.0%

Senior living revenues	$262,068	$251,312	$1,015,931	$989,384
Senior living revenues % growth	4.3%	—	2.7%	—

Senior living wages and benefits	$132,137	$129,291	$509,172	$503,754
Senior living wages and benefits as a % of senior living revenues	50.4%	51.4%	50.1%	50.9%
Other senior living operating expenses	$61,637	$61,874	$242,248	$241,211
Other senior living operating expenses as a % of senior living revenues	23.5%	24.6%	23.8%	24.4%
Community expenses(4) % growth	1.4%	—	0.9%	—

(1)             Excludes data for institutional pharmacy, rehabilitation hospital operations and discontinued senior living operations.

(2)             Communities that we have operated continuously since October 1, 2009.

(3)             Communities that we have operated continuously since January 1, 2009.

(4)             Community expenses consist of senior living wages and benefits and other senior living operating expenses as shown on our consolidated statement of income.

FIVE STAR QUALITY CARE, INC.

SENIOR LIVING COMMUNITY FINANCIAL DATA(1)

(dollars in thousands, except average daily rate)

	Three months ended		Year ended
	December 31,		December 31,
	2010	2009	2010	2009

Independent and assisted living community revenue(2)	$207,904	$194,457	$817,713	$755,308
Skilled nursing facility revenue	62,135	60,529	243,689	241,479
Total senior living revenue	$270,039	$254,986	$1,061,402	$996,787

Independent and assisted living community wages and benefits	$96,878	$91,874	$376,411	$351,163
Skilled nursing facility wages and benefits	39,314	39,170	155,707	156,459
Total senior living wages and benefits	$136,192	$131,044	$532,118	$507,622

Independent and assisted living community operating expenses	$48,991	$47,630	$194,831	$185,167
Skilled nursing facility operating expenses	14,502	14,924	57,601	57,622
Total other senior living operating expenses	$63,493	$62,554	$252,432	$242,789

(1)    Excludes data for discontinued senior living operations.

(2)    Includes rehabilitation and other specialty service revenues provided at residential facilities and expenses associated with our captive insurance company.

COMPARABLE SENIOR LIVING COMMUNITY FINANCIAL DATA(1)

	Three months ended		Year ended
	December 31,(3)		December 31,(4)
	2010	2009	2010	2009

Independent and assisted living community revenue(2)	$199,933	$190,783	$772,242	$747,905
Skilled nursing facility revenue	62,135	60,529	243,689	241,479
Total senior living revenue	$262,068	$251,312	$1,015,931	$989,384

Independent and assisted living community wages and benefits	$92,823	$90,121	$353,465	$347,295
Skilled nursing facility wages and benefits	39,314	39,170	155,707	156,459
Total senior living wages and benefits	$132,137	$129,291	$509,172	$503,754

Independent and assisted living community operating expenses	$47,135	$46,950	$184,647	$183,589
Skilled nursing facility operating expenses	14,502	14,924	57,601	57,622
Total other senior living operating expenses	$61,637	$61,874	$242,248	$241,211

(1)    Excludes data for discontinued senior living operations.

(2)    Includes rehabilitation and other specialty service revenues provided at residential facilities and expenses associated with our captive insurance company.

(3)    Communities that we have continuously operated since October 1, 2009.

(4)    Communities that we have continuously operated since January 1, 2009.

FIVE STAR QUALITY CARE, INC.

OTHER OPERATING DATA(1)

(dollars in thousands, except average daily rate)

	Three months ended		Year ended
	December 31,		December 31,
	2010	2009	2010	2009
Number of senior living communities(2) (end of period):
Assisted and independent living communities, owned	24	23	24	23
Assisted and independent living communities, leased	148	148	148	148
Total number of assisted and independent living communities	172	171	172	171

Skilled nursing communities, owned	2	2	2	2
Skilled nursing communities, leased	38	38	38	38
Total number of skilled nursing communities	40	40	40	40

Total number of senior living communities	212	211	212	211

Number of senior living units (end of period):
Assisted and independent living communities, owned	2,089	1,979	2,089	1,979
Assisted and independent living communities, leased(3)	16,756	16,756	16,756	16,756
Total number of assisted and independent living units	18,845	18,735	18,845	18,735

Skilled nursing communities, owned	271	271	271	271
Skilled nursing communities, leased(4)	3,446	3,446	3,446	3,446
Total number of skilled nursing units	3,717	3,717	3,717	3,717

Total number of senior living units	22,562	22,452	22,562	22,452

Senior living revenues:
Assisted and independent living communities	$205,638	$192,534	$809,116	$748,234
Skilled nursing communities	62,135	60,529	243,689	241,479
Other(5)	2,266	1,923	8,597	7,074
Total senior living revenues	$270,039	$254,986	$1,061,402	$996,787

Senior living data:
Assisted and independent living communities occupancy	86.3%	86.3%	86.4%	86.4%
Assisted and independent living communities ADR	$137.26	$131.85	$136.44	$132.08
Assisted and independent living communities ADR % growth	4.1%	—	3.3%	—

Skilled nursing communities occupancy	83.6%	86.0%	84.3%	86.6%
Skilled nursing communities ADR	$217.36	$205.96	$213.02	$205.67
Skilled nursing communities ADR % growth	5.5%	—	3.6%	—

Rehabilitation hospital data:
Rehabilitation hospital units	321	321	321	321
Rehabilitation hospital occupancy	52.5%	59.8%	54.2%	60.3%

(1)    Excludes data for institutional pharmacy operations and discontinued senior living operations.

(2)    Communities are categorized by the type of living units which constitute a majority of the total living units at the community.

(3)    Includes 2,026 skilled nursing units in communities where assisted living and independent living services are the predominant services provided for the three months and year ended December 31, 2010 and 2009.

(4)    Includes 95 assisted living and independent living units in communities where skilled nursing services are the predominant services provided for the three months and year ended December 31, 2010 and 2009.

(5)    Other senior living revenues relates primarily to rehabilitation and other specialty service revenues provided at residential facilities and does not include revenues from institutional pharmacy or rehabilitation hospital operations.

FIVE STAR QUALITY CARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

 (in thousands, except per share data)

Earnings before interest, taxes, depreciation and amortization, or EBITDA, and EBITDA excluding certain items are not financial measures determined according to U.S. generally accepted accounting principles, or GAAP. We consider EBITDA and EBITDA excluding certain items to be a meaningful disclosure because we believe that the inclusion of these non-GAAP financial measures may help investors to gain a better understanding of changes in our core operating results, and can also help investors who wish to make comparisons between us and other companies on both a GAAP and a non-GAAP basis. EBITDA and EBITDA excluding certain items as presented may not, however, always be comparable to amounts calculated by other companies. These non-GAAP financial measures are used by management to evaluate financial performance and resource allocation for our communities and for us as a whole and for comparing such performance to that of prior periods and to the performance of our competitors. This information should not be considered as an alternative to net income or any other financial operating or performance measure established by GAAP. The reconciliation of income from continuing operations to EBITDA and EBITDA excluding certain items, for the three months and year ended December 31, 2010 and 2009 is as follows:

	For the three months		For the year
	ended December 31,		ended December 31,
	2010	2009	2010	2009
Income from continuing operations	$6,405	$877	$24,761	$39,697
Add: interest and other expense	657	975	3,045	4,365
Add: income tax expense	518	122	1,448	2,196
Add: depreciation and amortization	4,346	3,912	16,802	16,296
Less: interest, dividend and other income	(197)	(599)	(1,820)	(2,993)
EBITDA	11,729	5,287	44,236	59,561
Add: impairment of certain investments	—	—	—	2,947
Add: unrealized loss on UBS put right related to auction rate securities	—	—	4,714	2,759
Less: unrealized gain on investments in trading securities	—	(22)	(4,856)	(3,495)
Less: unrealized gain on UBS put right related to auction rate securities	—	(73)	—	—
Less: gain on sale of investments in available for sale securities	(933)	—	(933)	(795)
Less: gain on early extinguishment of debt	(108)	(317)	(592)	(34,579)
EBITDA excluding certain items	$10,688	$4,875	$42,569	$26,398